First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 747-2008

SUPPLEMENT DATED SEPTEMBER 3, 2026

TO PROSPECTUS DATED APRIL 30, 2026

On August 26, 2026, First Eagle Holdings, Inc. announced a definitive agreement under which Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital”) will acquire First Eagle Holdings, Inc.

First Eagle Holdings, Inc. is the parent company of First Eagle Investment Management, LLC (“First Eagle”), which is the investment adviser to First Eagle Overseas Variable Fund (the “Fund”). Victory Capital is a diversified global asset management firm headquartered in San Antonio, Texas.

The transaction will result in First Eagle becoming a wholly owned indirect subsidiary of Victory Capital. First Eagle Holdings, Inc. is currently owned by investment vehicles indirectly controlled by Genstar Capital, a private equity firm, and by employees of First Eagle and its affiliates. As a result of the transaction, Genstar will become a strategic shareholder of Victory Capital.

The transaction is expected to be completed in the first quarter of 2027, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

Under the Investment Company Act of 1940, the closing of the transaction will be deemed an “assignment” of the current investment management agreement between the Fund and First Eagle, which will result in automatic termination of the agreement.

Pursuant to the terms of the transaction, the First Eagle Variable Funds Board of Trustees will be asked to approve a reorganization of the Fund into a corresponding, newly established fund (the “Victory Fund”) to be advised by Victory Capital Management Inc. (“Victory Capital Management”), an affiliate of Victory Capital, pursuant to a new investment management agreement.

If approved by the First Eagle Variable Funds Board of Trustees, the proposal to reorganize the Fund into the corresponding Victory Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of the Fund will approve the proposal to reorganize the Fund. If approved by shareholders, the Fund’s reorganization will take effect upon closing of the transaction or such later time as shareholder approval is obtained.

Following the closing of the transaction, First Eagle Investments will operate on Victory Capital’s platform, while retaining its brand, investment philosophies and processes.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

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The information in this Supplement modifies the First Eagle Overseas Variable Funds’ Prospectus dated April 30, 2026. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management.”